UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22670

Legg Mason Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON INVESTMENT TRUST

LEGG MASON OPPORTUNITY TRUST

FORM N-Q

SEPTEMBER 30, 2016

LEGG MASON OPPORTUNITY TRUST

Schedule of investments (unaudited)	September 30, 2016

SECURITY	SHARES	VALUE
COMMON STOCKS - 92.5%
CONSUMER DISCRETIONARY - 17.0%
Automobiles - 1.8%
Fiat Chrysler Automobiles NV	3,660,000	$23,424,000

Household Durables - 11.9%
Lennar Corp., Class A Shares	1,200,000	50,808,000	(a)
PulteGroup Inc.	2,900,000	58,116,000	(a)
Taylor Morrison Home Corp., Class A Shares	1,660,000	29,216,000	*
TRI Pointe Group Inc.	1,500,000	19,770,000	*

Total Household Durables		157,910,000

Internet & Direct Marketing Retail - 1.5%
JD.com Inc., ADR	750,000	19,567,500	*

Specialty Retail - 1.8%
GameStop Corp., Class A Shares	850,000	23,451,500	(a)

TOTAL CONSUMER DISCRETIONARY		224,353,000

FINANCIALS - 23.6%
Banks - 6.1%
Bank of America Corp.	2,880,000	45,072,000	(a)
Citigroup Inc.	750,000	35,422,500

Total Banks		80,494,500

Consumer Finance - 4.9%
OneMain Holdings Inc.	2,100,000	64,995,000	*

Insurance - 4.4%
Genworth Financial Inc., Class A Shares	11,700,000	58,032,000	*(a)

Thrifts & Mortgage Finance - 8.2%
MGIC Investment Corp.	6,030,000	48,240,000	*(a)
Nationstar Mortgage Holdings Inc.	1,800,000	26,658,000	*
PennyMac Financial Services Inc., Class A Shares	1,080,000	18,370,800	*
Radian Group Inc.	1,170,000	15,853,500

Total Thrifts & Mortgage Finance		109,122,300

TOTAL FINANCIALS		312,643,800

HEALTH CARE - 13.7%
Biotechnology - 8.5%
Gilead Sciences Inc.	350,000	27,692,000	(a)
Intrexon Corp.	2,290,000	64,165,800	*(a)
ZIOPHARM Oncology Inc.	3,690,000	20,774,700	*

Total Biotechnology		112,632,500

Pharmaceuticals - 5.2%
Endo International PLC	1,300,000	26,195,000	*
Valeant Pharmaceuticals International Inc.	1,700,000	41,735,000	*

Total Pharmaceuticals		67,930,000

TOTAL HEALTH CARE		180,562,500

INDUSTRIALS - 12.6%
Airlines - 12.6%
American Airlines Group Inc.	1,500,000	54,915,000	(a)
Delta Air Lines Inc.	1,500,000	59,040,000	(a)
United Continental Holdings Inc.	1,000,000	52,470,000	*(a)

TOTAL INDUSTRIALS		166,425,000

INFORMATION TECHNOLOGY - 20.7%
Internet Software & Services - 14.5%
Endurance International Group Holdings Inc.	4,500,000	39,375,000	*
Pandora Media Inc.	4,100,000	58,753,000	*(b)
Quotient Technology Inc.	4,700,000	62,557,000	*(c)
Twitter Inc.	1,350,000	31,117,500	*

Total Internet Software & Services		191,802,500

See Notes to Schedule of Investments.

LEGG MASON OPPORTUNITY TRUST

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY			SHARES	VALUE
Semiconductors & Semiconductor Equipment - 4.6%
NXP Semiconductors NV			600,000	$61,206,000	*(a)

Technology Hardware, Storage & Peripherals - 1.6%
Seagate Technology PLC			540,000	20,817,000

TOTAL INFORMATION TECHNOLOGY				273,825,500

INVESTMENT FUNDS - 1.6%
Pangaea One, LP			37,921,707	20,803,242	(c)(d)(e)(f)

MATERIALS - 3.3%
Chemicals - 3.3%
Platform Specialty Products Corp.			5,400,000	43,794,000	*(a)

TOTAL COMMON STOCKS (Cost - $1,130,537,444)				1,222,407,042

CONVERTIBLE PREFERRED STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Mode Media Corp., Series M1			1,590,393	0	*(d)(e)(f)(g)
Mode Media Corp., Series M1 (Escrow)			113,600	0	*(d)(e)(f)(g)
Mode Media Corp., Series M2 (Escrow)			113,599	0	*(d)(e)(f)(g)

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $17,576,421)				0

	RATE	MATURITY DATE	FACE AMOUNT
CORPORATE BONDS & NOTES - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Mode Media Corp.	9.000%	12/3/13	$3,486,219	0	*(d)(e)(f)(g)(h)
Mode Media Corp. (Escrow)	—	—	63,677	0	*(d)(e)(f)(g)
Mode Media Corp. (Escrow)	—	—	63,676	0	*(d)(e)(f)(g)

TOTAL CORPORATE BONDS & NOTES (Cost - $7,423,580)				0

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 15.1%
Amazon.com Inc., Call @ $300.00		1/20/17	2,100	113,368,500
Apple Inc., Call @ $95.00		1/19/18	30,000	68,400,000
Twitter Inc., Call @ $18.00		1/19/18	25,000	17,725,000

TOTAL PURCHASED OPTIONS (Cost - $74,246,583)				199,493,500

			WARRANTS
WARRANTS - 3.2%
JPMorgan Chase & Co. (Cost - $18,964,460)		10/28/18	1,740,000	42,856,200	*

TOTAL INVESTMENTS - 110.8% (Cost - $1,248,748,488#)				1,464,756,742
Liabilities in Excess of Other Assets - (10.8)%				(143,056,557)

TOTAL NET ASSETS - 100.0%				$1,321,700,185

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)	All or a portion of this security is pledged to cover future purchase commitments.

(c)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 2016, the total market value of investments in Affiliated Companies was $83,360,242 and the cost was $92,686,383 (See Note 3).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Restricted security (See Note 4).

(g)	Value is less than $1.

(h)	The maturity principal is currently in default as of September 30, 2016.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Opportunity Trust (the “Fund”) is a separate diversified investment series of Legg Mason Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Common Stocks:
Investment Funds	—	—	$20,803,242		$20,803,242
Other Common Stocks	$1,201,603,800	—	—		1,201,603,800
Convertible Preferred Stocks	—	—	0	*	0	*
Corporate Bonds & Notes	—	—	0	*	0	*
Purchased Options	199,493,500	—	—		199,493,500
Warrants	42,856,200	—	—		42,856,200

Total Investments	$1,443,953,500	—	$20,803,242		$1,464,756,742

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCKS
INVESTMENTS IN SECURITIES	INFORMATION TECHNOLOGY	INVESTMENT FUNDS	CONVERTIBLE PREFERRED STOCKS	CORPORATE BONDS & NOTES	TOTAL

Balance as of December 31, 2015	$49,027	$37,005,256	$26,083	$1,373,570	$38,453,936
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	(26,611,423)	(1,300,204)	—	—	(27,911,627)
Change in unrealized appreciation (depreciation)[1]	26,662,396	592,042	(26,083)	(1,373,570)	25,854,785
Purchases	—	—	—	—	—
Sales	(100,000)	(15,493,852)	—	—	(15,593,852)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—

Balance as of September 30, 2016	—	$20,803,242	$0 *	$0 *	$20,803,242

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016[1]	—	$592,042	$(26,083)	$(1,373,570)	$(807,611)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 9/30/16 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests (classified as Common Stock)	$20,803	NAV of Limited Partnership Interest	Liquidity discount	10%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

2. Investments

At September 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$457,314,616
Gross unrealized depreciation	(241,306,362)

Net unrealized appreciation	$216,008,254

3. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the period ended September 30, 2016:

	Affiliate Value at 12/31/15	Purchased		Sold		Amortization Div/Interest Income	Affiliate Value at 9/30/16	Realized Gain (Loss) on Sales/ Distributions
		Cost	Shares	Cost	Shares
Pangaea One, LP	$37,005,256	—	—	$16,794,056	16,794,056	$1,928,146	$20,803,242	$1,407,537
PennyMac Financial Services Inc.*	19,968,000	—	—	3,614,083	220,000	—	—	(841,786)
Quotient Technology Inc.**	—	$15,596,761	1,758,800	4,179,309	558,800	—	62,557,000	693,419

	$56,973,256	$15,596,761		$24,587,448		$1,928,146	$83,360,242	$1,259,170

*	This security is no longer an affiliated company as of September 30, 2016.

**	This security was not an affiliated company as of December 31, 2015.

4. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Notes to Schedule of Investments (unaudited) (continued)

Security	Number of Units/Shares/Interest/Par	Acquisition Date(s)		Cost	Fair Value at 9/30/16	Value per Unit/Share	Percent of Net Assets	Open Commitments
Mode Media Corp., Series M1 Preferred	1,590,393	12/11		$15,379,368	$0	$0.00	0.00%	—
Mode Media Corp., Series M1 Preferred (Escrow)	113,600	12/11		1,098,527	0	0.00	0.00%	—
Mode Media Corp., Series M2 Preferred (Escrow)	113,599	12/11		1,098,527	0	0.00	0.00%	—
Mode Media Corp., Note 9%	3,486,219	12/11		6,495,632	0	0.00	0.00%	—
Mode Media Corp., Note (Escrow)	63,677	12/11		463,974	0	0.00	0.00%	—
Mode Media Corp., Note (Escrow)	63,676	12/11		463,973	0	0.00	0.00%	—
Pangaea One, LP	37,921,707	—	A	37,921,707	20,803,242	0.55	1.57%	$2,188,093	B

				$62,921,708	$20,803,242		1.57%	$2,188,093

A	Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

B	In the normal course of operations, the Fund makes commitments to invest in businesses. At September 30, 2016, the Fund had open commitments of $2,188,093.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Investment Trust

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	November 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	November 18, 2016

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 18, 2016